Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

9. Subsequent Events

(a) On February 17, 2012, the Company entered into a consulting agreement whereby it will provide advisory consulting services to a company in connection with that company’s negotiations for financing with a another company introduced by the Company. In February 2012, the Company received consulting revenue of Cdn$400,000.

(b) On February 28, 2012, the Company advanced a loan of AUD$30,000 to a private company (the “debtor”) for the purpose of acquiring intangible assets in the form of intellectual property with a view to converting debt to equity by subscribing for shares in the debtor if the patents are successfully acquired by the debtor. The amount advanced is non-interest bearing, unsecured, and due on demand.